SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 30, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2003, providing for the issuance of First Franklin Mortgage Loan Trust 2003-FF3 Mortgage Pass-Through Certificates, Series 2003-FF3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-102489 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                           None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered the issuance of First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2003-FF3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $768,907,000 aggregate principal amount of Class 1-A, 2-A1, 2-A2, A-IO, M1, M2, M3, M4 and B Certificates of its First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2003-FF3 on July 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 20, 2003, as supplemented by the Prospectus Supplement dated July 25, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.  The “Certificates” consist of the following classes: Class 1-A, Class 2-A1, Class 2-A2, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans, with an aggregate outstanding principal balance of $770,835,784.73 as of July 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated July 25, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement dated as of July 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of July 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.3

Republic Mortgage Insurance Company Mortgage Guaranty Master Policy (No. 27600-04) and related endorsements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: July 30, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement dated July 25, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement dated as of July 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of July 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.3

Republic Mortgage Insurance Company Mortgage Guaranty Master Policy (No. 27600-04) and related endorsements.